VIABUILT VENTURES INC.

Convertible Promissory Note

REGISTERED NOTE HOLDER: THOMAS WENZ

This Note has not been registered under the Securities Act of 1933, as amended (the “Securities

Act”) or under the securities laws of certain states. These securities have been acquired for investment and may not be transferred or sold in the absence of an effective registration or other compliance under the Securities Act or the laws of the applicable state, or a

“no action” or interpretive letter from the United States Securities and Exchange

Commission or an opinion of counsel, reasonably satisfactory to the issuer and its counsel, to the effect that the sale or transfer is exempt from registration under the Securities Act and such state statutes.

Viabuilt Ventures Inc., a corporation duly organized and existing under the laws of the state of Nevada (hereinafter referred to as the “Company”), for value received, hereby promises to pay to the registered holder of this Note (the “Holder”), the principal sum of Three Hundred Eighty-Three Thousand Six Hundred and Thirteen Dollars ($383,613.00) plus interest, on December 24, 2021 upon presentation and surrender of this Convertible Promissory Note (“Note”), at the offices of the Company at 2475 N. John Young Parkway, Orlando, Florida 32804, in such lawful money of the United States of America as at the time of payment shall be legal tender for the payment of public and private debt, and to pay in like lawful tender interest thereon, from and after December 26, 2018 at the interest rate set forth below, until the principal hereof is paid or made available for payment as herein provided. The interest so payable, as provided below, will be paid to the person in whose name this Note is registered at the close of business on the regular record date for such interest.

This Note is subject to the following further terms and material provisions.

1. Term and Interest. The date of maturity of the Note shall be December 26, 2021. The Note shall bear simple interest at an annual rate of twelve percent (12%). Interest shall be calculated in arrears as of the last day of each succeeding calendar quarter, until the principal amount of the Note is paid or made available for payment and will be payable to the person in whose name the Note is registered or, if no such address is listed, at the office of the Company. The principal and interest outstanding on the Note is due and payable on December 26, 2021, if not sooner, and will be paid at the office of the Company pursuant hereto.

2. Conversion by Holder. Subject to, and in compliance with, the provisions contained herein, the Holder is entitled, at its option, at any time prior to maturity, or in the event this Note or some portion hereof shall have been called for prepayment prior to such date, then, in respect of this Note or such portion hereof, until and including, but not after the close of business within 30 days of the date of notice of prepayment, to convert this Note (or any portion of the principal amount hereof) into fully paid and nonassessable shares (calculated as to each conversion to the nearest share) of common stock, par value $0.001 per share, of the Company (the “Shares”), using a conversion price of a 25% discount to the closing market price as of the specified Conversion Date, as described in the Notice of Conversion, by surrender of this Note to the Company at its offices, duly endorsed (if so required by the Company) or assigned or in blank, accompanied by written notice to the Company in the form set forth herewith that the Holder elects to convert this Note or if less than the entire principal amount hereof is to be converted, the portion hereof to be converted. On conversion, no adjustment for interest is to be made, but if Holder surrenders this Note for conversion between the record date for the payment of an installment of interest and the next interest payment date, the Holder when surrendered for conversion shall be entitled to payment of the interest thereon from the last preceding record date for interest through the date of conversion that the Holder is entitled to receive on such conversion date. No fractions of Shares will be issued on conversion, but instead of any fractional interest the Company will pay cash adjustments as provided herein.

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3. Limitations on Right of Conversion. Following receipt of the written notice of intention to convert the Note, the Company shall take such steps as it deems appropriate to permit conversion of the Note as specified in the notice without registration or qualification under applicable federal and state securities laws; provided, that in no event shall the Company be required to consent to the general service of process or qualify as a foreign corporation in any jurisdiction where the Holder resides if such jurisdiction is different than such Holder’s residence when the Note was originally offered and sold. In order to comply with exemptions from the registration requirements of the Securities Act and certain state securities statutes, the Company may require the Holder to make certain representations and execute and deliver to the Company certain documents as a condition to exercise of the conversion rights hereunder, all in form and substance satisfactory to the Company as determined in its sole discretion. In the event the Company reasonably determines that the Note cannot be converted in compliance with applicable federal and state securities laws in the absence of registration or qualification under such statutes, the Company shall be under no obligation to permit conversion of the Note and issue any Shares of common stock pursuant hereto.

4. Conversion Holding Limitations. By way of this Note, the Holder has contractually agreed to restrict its ability to convert the Note such that the number of shares of the Common Stock held by the Holder and/or any of its affiliates or assignees, after such requested conversion may not and cannot ever exceed 4.99% of the then issued and outstanding shares of Common Stock of the Company when adding those shares issued under the conversion to those already issued and outstanding at the time prior to conversion. This note when and if converted into shares of the Company’s common stock at the applicable conversion price according to the terms and conditions as provided herein can and may only occur provided that the holder of this note will never be permitted to convert such note to the extent that the holder would ever beneficially own in excess of 4.99% of our common stock after such conversion. Due to this 4.99% limitation, the remaining unconverted principal and accrued interest amounts of the effected note will remain outstanding and can and will only continue to be converted into shares of our common stock at such time as the maximum 4.99% limitation continues to be met. Until such time as the notes are converted into shares of common stock, the maturity date of the notes will automatically continue and we will not be required to repay the notes or the accrued interest relating to the notes in cash. Except in the event of a mandatory conversion by the Corporation in no event shall a Holder be permitted to convert when added to the number of shares of Common Stock issuable upon the conversion of such would exceed 4.99% of the number of shares of Common Stock then issued and outstanding. As used herein, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934 (the “Exchange Act”) and the rules thereunder.

5. Satisfaction and Discharge of Note. This Note shall cease to be of further effect (except as to any surviving rights of conversion, transfer, or exchange of Notes herein expressly provided for) when:

(a) the Company has paid or caused to be paid all sums payable hereunder, including all principal amounts and interest accrued under the Note; and

(b) all conditions precedent herein relating to the satisfaction and discharge of this Note have been complied with.

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6. Events of Default. “Event of Default,” when used herein, whatever the reason for such Event of Default and whether it shall be voluntary, involuntary, or effected by operation of law pursuant to any judgment, decree, or order of any court or any order, rule, or regulation of any administrative or governmental body or be caused by the provisions of any paragraph herein, means any one of the following events:

(a) default in the payment of any interest on this Note when it becomes due and payable and continuance of such default for a period of 30 days; or

(b) default in the payment of the principal of this Note when due, whether at maturity, upon prepayment, or otherwise; or

(c) default in the performance or breach of any covenant or warranty of the Company in this Note (other than a covenant or warranty, the breach or default in performance of which is elsewhere in this section specifically dealt with), and continuation of such default or breach for a period of 60 days after there has been given to the Company, by registered or certified mail, a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a notice of default hereunder; or

(d) the entry of a decree or order by a court having jurisdiction in the premises: (i) adjudging the Company a bankrupt or insolvent, or composition thereof, or in respect of the Company under the Federal Bankruptcy Act or any other applicable federal or state law; (ii) appointing a receiver, liquidator, assignee, trustee, sequestrator, or other similar official of the Company or of any substantial part of its property; or (iii) ordering the winding up or liquidation of the Company’s affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or

(e) the institution by the Company of proceedings to be adjudicated a bankrupt or insolvent or the consent by it to the institution of bankruptcy or insolvency proceedings against it; or a filing by the Company of a petition or answer or consent seeking reorganization or relief under the Federal Bankruptcy Act or any other applicable federal or state law, or the consent by it to the filing of any such petition or the appointment of a receiver, liquidator, assignee, trustee, sequestrator, or other similar official of the Company or of any substantial part of its property; or the making by the Company of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due; or the taking of corporate action by the Company in furtherance of any such actions.

7. Acceleration of Maturity. If an Event of Default occurs and is continuing, then, in every such case, the Holder may declare the principal to be due and payable immediately by a notice in writing to the Company of such default, and upon any such declaration, such principal shall become immediately due and payable. At any time after such declaration of acceleration has been made, and before a judgment or decree for payment of money due has been obtained by the Holder, the Holder by written notice to the Company may rescind and annul such declaration and its consequences if all Events of Default, other than the nonpayment of the principal of Note that has become due solely by such acceleration, have been cured or waived. No such rescission shall affect any subsequent default or impair any right consequent thereon.

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8. Suits for Enforcement. If an Event of Default occurs and is continuing, the Holder may, in its discretion, proceed to protect and enforce its rights by such appropriate judicial proceedings as the Holder shall deem most effectual to protect and enforce any such rights, whether for the specified enforcement of any covenant or agreement under this Note, in aid of the exercise of any power granted herein, or to enforce any other property remedy.

9. Notices to Holder; Waiver. When this Note provides for notice to Holder of any event, such notice shall be sufficiently given if in writing and mailed, registered, postage prepaid, to Holder at its address as it appears in the Company’s records, not later than the latest date and not earlier than the earliest date prescribed for the giving of such notice. When the Note provides for notice to the Company, such notice shall be sufficiently given if in writing and mailed, registered, postage prepaid, to the Company at its address set forth above (or at such other address as shall be provided to the Holder in the manner for giving notices set forth herein), not later than the latest date and not earlier than the earliest date prescribed for the giving of such notice. When this Note provides for notice in any manner, such notice may be waived in writing by the person entitled to receive such notice, whether before or after the event, and any such waiver shall be equivalent of such notice.

10. Restrictions. The Holder, by acceptance hereof, both with respect to the Note and the Shares to be issuable upon conversion of the Note (unless issued pursuant to an effective registration statement under the Securities Act), represents and warrants as follows:

(a) The Note and the Shares are being acquired for the Holder’s own account to be held for investment purposes only and not with a view to or for resale in connection with any distribution of such Note or Shares or any interest therein without registration or other compliance under the Securities Act, and the Holder has no direct or indirect participation in any such undertaking or in underwriting such an undertaking.

(b) The Holder has been advised and understands that the Note and the Shares have not been registered under the Securities Act and the Note and/or the Shares must be held and may not be sold, transferred, or otherwise disposed of for value unless they are subsequently registered under the Securities Act or an exemption from such registration is available; except as set forth herein, the Company is under no obligation to register the Note and/or the Shares under the Securities Act; in the absence of such registration, sale of the Note or Shares may be impracticable; the Company’s registrar and transfer agent will maintain stop-transfer orders against registration of transfer of the Note and the Shares; and the certificates to be issued for any Shares will bear on their face a legend in substantially the following form:

The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or under the securities laws of any state. These securities have been acquired for investment and may not be sold or transferred in the absence of an effective registration or other compliance under the Securities Act or the laws of the applicable state, or a “no action” or interpretive letter from the Securities and Exchange Commission or an opinion of counsel reasonably satisfactory to the issuer and its counsel to the effect that the sale or transfer is exempt from registration under the Securities Act and such state statutes.

(c) The Company may refuse to transfer the Note and/or the Shares unless the Holder provides an opinion of legal counsel reasonably satisfactory to the Company or a “no-action” or interpretive response from the United States Securities and Exchange Commission to the effect that the transfer is proper; further, unless such letter or opinion states that the Note and/or Shares are free from any restrictions under the Securities Act, the Company may refuse to transfer the Note and/or the Shares to any transferee that does not furnish in writing to the Company the same representations and agree to the same conditions with respect to such Note and Shares as set forth herein. The Company may also refuse to transfer the Note or Shares if any circumstances are present reasonably indicating that the transferee’s representations are not accurate.

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11. Registered Holder. The Company may treat the person whose name appears hereon as the absolute owner of this Note for the purpose of receiving payment of, or on account of, the principal and interest due on this Note and for all other proposes, and the Company shall not be affected by any notice to the contrary.

12. Severability. In case any provision in this Note shall be invalid, illegal, or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

13. Governing Law. This Note shall be governed by and construed and interpreted in accordance with the laws of the state of Nevada, excluding principles of choice or conflicts of law.

14. Legal Holidays. In any case when any date provided herein shall not be a business day, then (notwithstanding any other provision of this Note), the event required or permitted on such date shall be required or permitted, as the case may be, on the next succeeding business day with the same force and effect as if made on the date upon which such event was required or permitted pursuant hereto.

15. Delay or Omission; No Waiver. No delay or omission of the Holder to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or acquiescence therein. Every right or remedy given hereby or by law may be exercised from time to time and as often as may be deemed expedient.

16. Miscellaneous. This Note is subject to the following additional terms and conditions:

(a) If this Note is placed with an attorney for collection, or if suit be instituted for collection, or if any other remedy provided by law is pursued by the Holder because of any default in the terms and conditions herein, then, in any event, the Company agrees to pay reasonable attorneys’ fees, costs, and other expenses incurred by the Holder in so doing.

(b) None of the rights and remedies of the Holder shall be waived or affected by failure or delay to exercise them. All remedies conferred on the Holder shall be cumulative and none is exclusive. Such remedies may be exercised concurrently or consecutively at the Holder’s option.

(c) This Note is negotiable and transferable, subject to compliance with the provisions of paragraph 9 hereof.

(d) The makers, guarantors, and endorsers hereof severally waive presentment for payment, protest, and notice of protest and nonpayment of this Note.

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DATED effective as of the 26th day of December 2018.

Attest

By:		By:
	William S. Clark - CEO		William S. Clark - CFO

By:
Convertible Note Holder

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Notice of Conversion

_____________________________[date]

VIABUILT VENTURES INC.

Re: Conversion of Note

Gentlemen:

The undersigned owner of this Note hereby irrevocably exercises the option to convert this Note, or the portion hereof designated, into shares of common stock, par value $0.001 per share, of VIABUILT VENTURES INC. in accordance with the terms of this Note with the Conversion Date being the date of this Notice of Conversion, and directs that the shares issuable and deliverable upon the conversion, together with any check in payment for fractional shares, be issued in the name of and delivered to the undersigned unless a different name has been indicated below. If shares are requested to be issued in the name of an assignee other than the undersigned, the undersigned will pay any transfer taxes payable with respect thereto.

(Signature)

FILL IN FOR REGISTRATION

OF SHARES:

THOMAS WENZ
(Printed Name)

(Street Address)

(City/State/Zip Code)

Portion to be converted (if less than all)

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